Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C §1350)

I, Henry S. Leonard, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Quarterly Report on Form 10-QSB/A for the quarterly period ended September 30, 2006 (the “Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye Ventures, Inc.

Dated: April 28, 2008

/s/ Henry S. Leonard
Henry S. Leonard
Principal Financial Officer
(Chief Financial Officer & Chief Accounting Officer)